Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Life Insurance Corp. Separate Account LLVA

("Separate Account")

Supplement to:

Ameritas NLVA 6150

Prospectus Dated May 1, 2013

Supplement Dated July 28, 2016

1. The Board of Directors of Calvert Variable Products, Inc. (the "Board") has approved a resolution to reorganize the Calvert VP Natural Resources Portfolio into the Calvert VP Russell 2000 Small Cap Index Portfolio (the "Reorganization"). Each Portfolio is a series of Calvert Variable Products, Inc.

The Board has recommended approval of the Reorganization by shareholders of the Calvert VP Natural Resources Portfolio. If the Reorganization is approved by the shareholders of the Calvert VP Natural Resources Portfolio, it will be merged into the Calvert VP Russell 2000 Small Cap Index Portfolio on or about September 23, 2016. If your variable annuity Policy remains allocated to the Subaccount corresponding to Calvert VP Natural Resources Portfolio at the time the Reorganization is consummated, those Subaccount units will be replaced by units in the Subaccount corresponding to the Calvert VP Russell 2000 Small Cap Index Portfolio, Class I, and thereafter the value of your Policy will depend on the performance of the Subaccount corresponding to the Calvert VP Russell 2000 Small Cap Index Portfolio, Class I, rather than the Subaccount corresponding to the Calvert VP Natural Resources Portfolio. The number of Calvert VP Russell 2000 Small Cap Index, Class I, Subaccount units you receive will depend on the value of your Calvert VP Natural Resources Subaccount units at the time the Reorganization takes place.

Ameritas Life Insurance Corp. is adding the Calvert VP Russell 2000 Small Cap Index Portfolio, Class I Subaccount as an investment option to your Policy. The following information describes the underlying portfolio for this investment option.

The list of variable investment options is revised to include the following:

FUND NAME Portfolio Name – Subadviser(s)	INVESTMENT ADVISER Portfolio Type / Summary of Investment Objective
Calvert Variable Products, Inc.*	Calvert Investment Management, Inc.
Calvert VP Russell 2000 Small Cap Index Portfolio, Class I - AIP	Index: Russell 2000 Index.

* This fund is part of Ameritas Mutual Holding Company ("Ameritas ®"), the ultimate parent of Ameritas Life. The fund's investment adviser and Calvert Investment Distributors, Inc., the underwriter for this fund, are indirect subsidiaries of Ameritas.

In addition, if the Reorganization is approved, at the time of the Reorganization, your Policy prospectus is revised by deleting all mention of the Calvert VP Natural Resources Portfolio.

2. Effective June 9, 2016, the "Calvert VP SRI Mid Cap Growth Portfolio" is renamed "Calvert VP SRI Mid Cap Portfolio," and all references are revised to reflect the name change. The corresponding Subaccount remains closed to new money.

PF 703 7-16

3. Effective June 30, 2016, Morgan Stanley Investment Management Limited will no longer be a Sub-Adviser to the Universal Institutional Funds, Inc., Emerging Markets Equity Portfolio, Class I. Accordingly, effective June 30, 2016, the Investment Options chart in your prospectus is revised as follows:

FUND NAME Portfolio Name – Subadviser(s)	INVESTMENT ADVISER Portfolio Type / Summary of Investment Objective
The Universal Institutional Funds, Inc.	Morgan Stanley Investment Management Inc.
UIF Emerging Markets Equity Portfolio, Class I – Morgan Stanley Investment Management Company	Long-term capital appreciation by investing primarily in growth oriented equity securities of issuers in emerging market countries.

Please see the Portfolio prospectuses, as supplemented, for more information.

All other provisions of your Policy remain as stated in your Policy and prospectus as previously supplemented.

Please retain this Supplement with the current prospectus for your variable Policy issued by

Ameritas Life Insurance Corp.

If you do not have a current prospectus, please contact Ameritas Life at 800-255-9678.

PF 703 7-16